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                                                                 EXHIBIT 10.19.3

                        COMMITMENT EXTENSION AGREEMENT
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     COMMITMENT EXTENSION AGREEMENT (the "Extension Agreement") is made and
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entered into as of March 29, 2000, among AMERICREDIT WAREHOUSE TRUST, a Delaware business trust (the "Borrower"), AMERICREDIT FINANCIAL SERVICES, INC., a
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Delaware corporation, individually ("AFS") and as initial Servicer, and CREDIT
                                     ---
SUISSE FIRST BOSTON, NEW YORK BRANCH ("CSFB"), as agent (the "Agent") for the
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Lenders (as defined in the Agreement referred to below).

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Borrower, AFS, individually and as Servicer and Custodian, AmeriCredit Funding Corp., AmeriCredit Corporation of California, the Lenders, the Agent and Bank One, N.A., as Backup Servicer and Collateral Agent, are parties to a certain Receivables Financing Agreement dated as of March 31, 1999 (as amended, the "Agreement"); and
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     WHEREAS, the parties hereto desire to extend the Commitment Termination
Date set forth in the Agreement in the manner, and on the terms and conditions herein provided.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

     1.  Definitions.  Unless otherwise defined herein, all terms used herein
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which are defined in the Agreement shall have the meanings assigned thereto in the Agreement.

     2.  Extension.  As of the Extension Effective Date (as hereinafter
         ---------
defined), the Commitment Termination Date under the Agreement shall be extended from March 29, 2000 to March 27, 2001.

     3.  Notice.  Promptly after the Extension Effective Date, written notice of
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the extension of the Commitment Termination Date effected hereby shall be furnished to the Rating Agencies and Bank One, N.A. by the Servicer.

     The modification set forth above is limited precisely as written and shall not be deemed to (x) be a consent to any waiver of, or modification of, any other term or condition of the Agreement or any of the documents referred to therein or (y) prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein. Except as expressly modified hereby, the terms and provisions of this Agreement shall remain in full force and effect.

     4.  Representations and Warranties.  Each of the parties hereto severally
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represents and warrants that all acts, filings and conditions required to be done and performed and to have happened (including, without limitation, the obtaining of necessary governmental approvals) precedent to the entering into of this Extension Agreement to constitute this Extension
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Agreement and the Agreement as modified hereby the duly authorized, legal, valid and binding obligation of such party, enforceable in accordance with its terms, have been done, performed and have happened in due and strict compliance with all applicable laws.

     5.  Effectiveness.  This Extension Agreement shall become effective on the
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date (the "Extension Effective Date") which is the later of March 29, 2000 and
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the date when each of the parties hereto shall have executed a counterpart hereof and delivered the same to the Agent; provided that the Agent on behalf of itself and the Lenders may revoke its agreement to this Extension Agreement at any time prior to March 29, 2000. Complete sets of counterparts hereof shall be lodged with the Servicer and the Agent.

     6.  Governing Law.  THIS EXTENSION AGREEMENT SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     7.  Counterparts.  This Extension Agreement may be executed in several
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counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same agreement.


                          [Signature Pages to Follow]

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     IN WITNESS WHEREOF, the parties have caused this Extension Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              AMERICREDIT WAREHOUSE TRUST
                              By: Bankers Trust (Delaware), not in its
                                  individual capacity but solely as Trustee

                              By:_______________________________________________
                                    Name:
                                    Title:

                              AMERICREDIT FINANCIAL SERVICES, INC,
                              as Servicer

                              By:_______________________________________________
                                    Preston A. Miller
                                    Executive Vice President and Treasurer

                              CREDIT SUISSE FIRST BOSTON, NEW
                                    YORK BRANCH, as Agent, on behalf of itself and the Lenders

                              By:_______________________________________________
                                    Name:
                                    Title:

                              By:_______________________________________________
                                    Name:
                                    Title:

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